               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 June 20, 2000

       Date of Report (Date of earliest event reported):  June 15, 2000

                                SCORE ONE, INC.
            (Exact name of registrant as specified in its charter)

          Nevada                      000-26717               88-0409164
     (State or other                 (Commission            (I.R.S. Employer
jurisdiction of incorporation)       File Number)        Identification Number)

                           Blk. 2, Flat 6, 3rd Floor
                          Tak Fung Industrial Centre
                              166-176 Texaco Road
                             Tsuen Wan, Hong Kong
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  011-852-2406-8978

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Effective as of June 15, 2000, Score One, Inc. (the "Company") dismissed Jones, Jensen & Company ("Jones"). The decision to change accountants was approved by the Board of Directors of the Company.

          The reports of Jones of the Company's consolidated balance sheet as of May 31, 1999 and the related consolidated statements of operations, shareholders' equity, and cash flows for the years ended May 31, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the two fiscal years ending May 31, 1999 and 1998 and the interim period subsequent to May 31, 1999 through June 15, 2000, there were no disagreements between the Company and Jones as to any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Jones, would have caused it to make a reference to the subject matter of the disagreement in connection with its report on the financial statements for such periods within the meaning of
          Item 304(a)(1)(iv) of Regulation S-K. During the two fiscal years ending May 31, 1999 and 1998 and the interim period subsequent to May 31, 1999 through June 15, 2000, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). Jones has furnished the Company with a letter addressed to the Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K.

     (b) The Company as of June 16, 2000 has engaged the firm of BDO International as independent auditors for the Company's fiscal year ending May 31, 2000 to replace Jones. The Company's Board of Directors approved the selection of BDO International as independent auditors. The Company has not consulted BDO International prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement or a reportable event within the meaning of Item 304(a)(1) of Regulation S-K.


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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit
Number                                  Description
-------                                 -----------
16.1                                    Letter regarding change in certifying accountants.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SCORE ONE, INC.

Date:  June 19, 2000                        By: /s/ Wing Cheong Ho
                                               ------------------------------
                                                 Wing Cheong Ho, President

                               INDEX TO EXHIBITS

Exhibit
Number                        Description
-------                       -----------
16.1                          Letter regarding change in certifying accountants.


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